                                                                   Exhibit 10.57


                        ENVIRONMENTAL POWER CORPORATION

                                1990 STOCK PLAN
                                ---------------


     1.   Purpose.  This 1990 Stock Plan (the "Plan") is intended to provide
          -------
incentives: (a) to the officers and other employees of Environmental Power Corporation (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422A(b) of the Internal Revenue Code of 1986 (the "Code") ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options". Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 425 of the Code.


     2.   Administration of the Plan.
          --------------------------

          A.   Board or Committee Administration. The Plan shall be administered
               ---------------------------------
     by the Board of Directors of the Company (the "Board"). The Board may appoint a Stock Plan Committee (the "Committee") of three or more of its members to administer this Plan. If the Committee has been so appointed, no member of the Committee, while a member, shall be eligible to participate in the Plan. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under
     Section 422A of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

          B.   Committee Actions. The Committee may select one of its members as
               -----------------
     its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          C.   Grant of Stock Rights to Board Members. Stock Rights may be
               --------------------------------------
     granted to members of the Board, but any such grant shall be made and approved in accordance with paragraph 2(D), if applicable. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Stock Rights.

          D.   Compliance with Federal Securities Laws. Any grant of Stock
               ---------------------------------------
     Rights to a member of the Board must be approved by a majority vote of the other members of the Board; provided, however, that if a majority of the Board is eligible for selection to participate in the Plan or in any other stock option or other stock plan of the Company or any of its affiliates, or has been so eligible at any time within the preceding year, any grant of Stock Rights to a member of the Board must be made by, or only in accordance with the recommendation of, the Committee or a committee consisting of three or more persons, who may but need not be directors or employees of the Company, appointed by the Board but having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been so eligible at any time within the preceding year. The requirements imposed by the preceding sentence shall also apply with respect to grants to officers who are not also directors. Once appointed, such committee shall continue to serve until otherwise directed by the Board.

     3.   Eligible Employees and Others.  ISOs may be granted to any employee of
          -----------------------------
the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

    4.   Stock.  The stock subject to Options, Awards and Purchases shall be
         -----
authorized but unissued shares of Common Stock of the Company, par value $.0l per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to
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                                     - 4 -

the Plan is ____________, subject to adjustment as provided in paragraph 13.
Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

     5.   Granting of Stock Rights.  Stock Rights may be granted under the Plan
          ------------------------
at any time after January ___, 1990 and prior to January ___, 2000. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

     6.   Minimum Option Price; ISO Limitations.
          -------------------------------------

          A.   Price for Non-Qualified Options.  The exercise price per share
               -------------------------------
     specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the lesser of (i) the book value per share of Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant, or (ii) fifty percent (50%) of the fair market value per share of Common Stock on the date of such grant.

          B.   Price for ISOs.  The exercise price per share specified in the
               --------------
     agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

          C.   $100,000 Annual Limitation on ISOs.  Each eligible employee may
               ----------------------------------
     be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value

     (determined at the time the ISOs were granted) of Common Stock in that year. Any options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

          D.   Determination of Fair Market Value.  If, at the time an Option is
               ----------------------------------
     granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     7.   Option Duration.   Subject to earlier termination as provided in
          ------ --------
paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten years and one day from the date of grant in the case of Non-Qualified Options, (ii) ten years from the date of grant in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

     8.   Exercise of Option.  Subject to the provisions of paragraphs 9 through
          ------------------
12, each Option granted under the Plan shall be exercisable as follows:

          A.   Vesting. The Option shall either be fully exercisable on the date
               -------
     of grant or shall become exercisable thereafter in such installments as the Committee may specify.
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                                     - 6 -

          B.   Full Vesting of Installments. Once an installment becomes
               ----------------------------
     exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          C.   Partial Exercise. Each Option or installment may be exercised at
               ----------------
     any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          D.   Acceleration of Vesting.  The Committee shall have the right to
               -----------------------
     accelerate the date of exercise of any installment of any Option; provided that the Committee shall not, without the consent of an optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422A(d) of the Code, as described in paragraph 6(C).

     9.   Termination of Employment.  If an ISO optionee ceases to be employed
          -------------------------
by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of ninety
(90) days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

     10.  Death; Disability.
          -----------------

          A.   Death. If an ISO optionee ceases to be employed by the Company
               -----
     and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the optionee's death.

          B.   Disability.  If an ISO optionee ceases to be employed by the
               ----------
     Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

     11.  Assignability. No Option shall be assignable or transferable by the
          -------------
optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee each Option shall be exercisable only by him.


    12.  Terms and Conditions of Options.  Options shall be evidenced by
         -------------------------------
instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     13.  Adjustments.  Upon the occurrence of any of the following events, an
          -----------
optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such
Option:

          A.   Stock Dividends and Stock Splits. If the shares of Common Stock
               --------------------------------
     shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          B.   Consolidations or Mergers.  If the Company is to be consolidated
               -------------------------
     with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, with respect to outstanding Options, take one or more of the following actions:
     (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) accelerate the date of exercise of such Options or of any installment of any such Options;
     (iii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iv) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

          C.   Recapitalization or Reorganization. In the event of a
               ----------------------------------
     recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

          D.   Modification of ISOs.  Notwithstanding the foregoing, any
               --------------------
     adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

          E.   Dissolution or Liquidation.  In the event of the proposed
               --------------------------
     dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

          F.   Issuances of Securities.  Except as expressly provided herein, no
               -----------------------
     issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          G.   Fractional Shares.  No fractional shares shall be issued under
               -----------------
     the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

          H.   Adjustments.  Upon the happening of any of the foregoing events
               -----------
     described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

     14.  Means of Exercising Stock Rights.  A Stock Right (or any part or
          --------------------------------
installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than l00% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or
(d) at the discretion of the Committee, by any combination of (a), (b) and (c) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), or (d) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     15.  Term and Amendment of Plan.  This Plan was adopted by the Board on
          --------------------------
January ___, 1990, subject to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent within one year of adoption by the Board. If the approval of stockholders is not obtained by January ___, 1991, the Plan will be rescinded. The Plan shall expire on January ___, 2000 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions:
(a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); and (d) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

     16.  Conversion of ISOs into Non-Qualified Options; Termination of ISOs.
          ------------------------------------------------------------------
The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

     17.  Application Of Funds.  The proceeds received by the Company from the
          --------------------
sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

     18.  Governmental Regulation.  The Company's obligation to sell and deliver
          -----------------------
shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     19.  Withholding of Additional Income Taxes.  Upon the exercise of a Non-
          --------------------------------------
Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 20) or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option,
(ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right, on the grantee's payment of such additional withholding taxes.

     20.  Notice to Company of Disqualifying Disposition.  Each employee who
          ----------------------------------------------
receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

     21.  Governing Law; Construction. The validity and construction of the Plan
          ---------------------------
and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                        ENVIRONMENTAL POWER CORPORATION


                        Incentive Stock Option Agreement
                        --------------------------------


     Environmental Power Corporation, a Delaware corporation (the "Company"), hereby grants this _____ day of ______________, 1990, to ____________________
(the "Employee"), an option to purchase a maximum of _________ shares of its Common Stock, $.0l par value, at the price of _______ per share, on the following terms and conditions:

     1.   Grant Under 1990 Stock Plan. This option is granted pursuant to and is
          ---------------------------
governed by the Company's 1990 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date. This option shall immediately terminate and be of no force or effect if the Plan is not approved by the Company's stockholders on or before January __, 1991.

     2.   Grant as Incentive Stock Option; Other Options.  This option is
          ----------------------------------------------
intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code of 1986 (the "Code"). This option is in addition to any other options heretofore or hereafter granted to the Employee by the Company, but a duplicate original of this instrument shall not effect the grant of another option.

     3.   Extent of Option if Employment Continues.  If the Employee has
          ----------------------------------------
continued to be employed by the Company on the following dates, the Employee may exercise this option for the number of shares set opposite the applicable date:

                    [to be established at the time of grant]

The foregoing rights are cumulative and, while the Employee continues to be employed by the Company, may be exercised up to and including the date which is ________ [maximum 10] years from the date this option is granted. All of the foregoing rights are subject to Articles 4 and 5, as appropriate, if the Employee ceases to be employed by the Company or dies or becomes disabled while in the employ of the Company.

     4.   Termination of Employment. If the Employee ceases to be employed by
          -------------------------
the Company, other than by reason of death or disability as defined in Article 5, no further installments of this option shall become exercisable and this option shall terminate after the passage of ninety (90) days from the date employment ceases, but in no event later than the scheduled expiration date. In such a case, the Employee's only rights hereunder shall be those which are properly exercised before the termination of this option.

     5.   Death; Disability.  If the Employee dies while in the employ of the
          -----------------
Company, this option may be exercised, to the extent of the number of shares with respect to which the Employee could have exercised it on the date of his death, by his estate, personal representative or beneficiary to whom this option has been assigned pursuant to Article 10, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If the Employee ceases to be employed by the Company by reason of his disability (as defined in the Plan), this option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of the termination of his employment, at any time within 180 days after such termination, but not later than the scheduled expiration date. At the expiration of such 180-day period or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

     6.   Partial Exercise.  Exercise of this option up to the extent above
          ----------------
stated may be made in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and a fractional share (or cash in lieu thereof) must be issued to permit the Employee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Employee in accordance with the terms hereof.

    7.    Payment of Price. [Person signing on behalf of the Company must
          ----------------
initial one of the three following clauses.] The option price is payable in
        ---
United States dollars and may be paid:

          (a) in cash or by check, or any combination of the foregoing, equal in amount to the option price.

                                                            __________
                                                            (Initials)

          (b) in cash, by check, by delivery of shares of the Company's Common Stock having a fair market value (as determined by the [Board of Directors] [Committee]) equal as of the date of exercise to the option price, or by any combination of the foregoing, equal in amount to the option price.

                                                            __________
                                                            (Initials)

          (c) in cash, by check, by delivery of shares of the Company's Common Stock having an aggregate fair market value (as determined by the [Board of Directors] [Committee]) equal as of the date of exercise to the option price, by delivery of the Employee's personal recourse note bearing interest payable not less than annually at no less than l00% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or by any combination of the foregoing, equal in amount to the option price.

                                                            __________
                                                            (Initials)

     Notwithstanding the foregoing, the Employee may not pay any part of the exercise price hereof by transferring Common Stock to the Company if such Common Stock is both subject to a substantial risk of forfeiture and not transferable within the meaning of Section 83 of the Code.

     8.   Agreement to Purchase for Investment.  By acceptance of this option,
          ------------------------------------
the Employee agrees that a purchase of shares under this option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act, and the Employee agrees to sign a certificate to such effect at the time of exercising this option and agrees that the certificate for the shares so purchased may be inscribed with a legend to ensure compliance with the Securities Act of 1933.

     9.   Method of Exercising Option.  Subject to the terms and conditions of
          ---------------------------
this Agreement, this option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the

Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to
or upon the written order of the person or persons exercising this option.   In
the event this option shall be exercised, pursuant to Article 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.

     10.  Option Not Transferable. This option is not transferable or assignable
          -----------------------
except by will or by the laws of descent and distribution. During the Employee's lifetime only the Employee can exercise this option.

     11.  No Obligation to Exercise Option.  The grant and acceptance of this
          --------------------------------
option imposes no obligation on the Employee to exercise it.

     12.  No Obligation to Continue Employment.  The Company and any Related
          ------------------------------------
Corporation (as defined in the Plan) are not by the Plan or this option obligated to continue the Employee in employment.

     13.  No Rights as Stockholder until Exercise.  The Employee shall have no
          ---------------------------------------
rights as a stockholder with respect to shares subject to this Agreement until a stock certificate therefor has been issued to the Employee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

     14. Capital Changes and Business Successions. The Plan contains provisions
         ----------------------------------------
covering the treatment of options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In general, you should not assume that options necessarily would survive the acquisition of the Company. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Articles 3 through 5 hereof, both inclusive, employment by the Company includes employment by a Related Corporation as defined in the Plan.

     15.  Early Disposition.  The Employee agrees to notify the Company in
          -----------------
writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock received pursuant to the exercise of this option. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of
                                                                     -----
(a) two years after the date the Employee was granted this option or (b) one year after the date the Employee acquired Common Stock by exercising this
option.   If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter. The Employee also agrees to provide the Company with any information which it shall request concerning any such disposition. The Employee acknowledges that he or she will forfeit the favorable income tax treatment otherwise available with respect to the exercise of this incentive stock option if he or she makes a Disqualifying Disposition of the stock received on exercise of this option.

     16.  Withholding Taxes. If the Company in its discretion determines that it
          -----------------
is obligated to withhold tax with respect to a Disqualifying Disposition (as defined in Article 15) of Common Stock received by the Employee on exercise of this option, the Employee hereby agrees that the Company may withhold from the Employee's wages the appropriate amount of federal, state and local withholding taxes attributable to such Disqualifying Disposition. If any portion of this option is treated as a Non-Qualified Option, the Employee hereby agrees that the Company may withhold from the Employee's wages the appropriate amount of federal, state and local withholding taxes attributable to the Employee's exercise of such Non-Qualified Option. At the Company's discretion, the amount required to be withheld may be withheld in cash from such wages, or (with respect to compensation income attributable to the exercise of this option) in kind from the Common Stock otherwise deliverable to the Optionee on exercise of this Option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's wages sufficient to satisfy the Company's withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount underwithheld.

     17.  Provision of Documentation to Employee.  By signing this Agreement the
          --------------------------------------
Employee acknowledges receipt of a copy of this Agreement and a copy of the Company's 1990 Stock Plan.

     18.  Governing Law.  This Agreement shall be governed by and interpreted in
          -------------
accordance with the internal laws of the State of Delaware.

     IN WITNESS WHEREOF the Company and the Employee have caused this instrument to be executed, and the Employee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.

_______________________________         _______________________ Inc.
Employee


_______________________________         By:________________________________
Print Name of Employee


_______________________________                   Title:___________________
Street Address


_______________________________
City           State   Zip Code


NOTE:  PERSON SIGNING ON BEHALF OF THE COMPANY MUST INITIAL ONE OF THE THREE
----                                                        ---
CLAUSES UNDER ARTICLE 7 ABOVE.

                        ENVIRONMENTAL POWER CORPORATION


                      Non-Qualified Stock Option Agreement
                      ------------------------------------


     Environmental Power Corporation, a Delaware corporation (the "Company"), hereby grants this ______ day of ________, 1990, to __________________________
(the "Optionee"), an option to purchase a maximum of ________ shares of its Common Stock, $.01 par value, at the price of ____ per share, on the following terms and conditions:

     1.   Grant Under 1990 Stock Plan. This option is granted pursuant to and is
          ---------------------------
governed by the Company's 1990 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date. This option shall immediately terminate and be of no force or effect if the Plan is not approved by the Company's stockholders on or before January __, 1991.

     2.   Grant as Non-Qualified Option; Other Options. This option shall be
          --------------------------------------------
treated for federal income tax purposes as a Non-Qualified Option (rather than an incentive stock option), and the Committee will take appropriate action, if necessary, to achieve this result. This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company, but a duplicate original of this instrument shall not effect the grant of another option.

     3.   Extent of Option if Business Relationship Continues. If the Optionee
          ---------------------------------------------------
has continued to serve the Company or any Related Corporation in the capacity of an employee, officer, director or consultant (such service is described herein as maintaining/or being involved in a "Business Relationship" with the Company) on the following dates, the Optionee may exercise this option for the number of shares set opposite the applicable date:

                   [to be established at the time of grant]

The foregoing rights are cumulative and, while the Optionee continues to maintain a Business Relationship with the Company, may be exercised up to and including the date which is ____ years from the date this option is granted. All of the foregoing rights are subject to Articles 4 and 5, as appropriate, if the Optionee ceases to maintain a Business Relationship with the Company or dies, becomes disabled or undergoes dissolution while involved in a Business Relationship with the Company.

     4.   Termination of Business Relationship.  If the Optionee ceases to
          ------------------------------------
maintain a Business Relationship with the Company, other than by reason of death or disability as defined in Article 5, no further installments of this option shall become exercisable and this option shall terminate after the passage of sixty (60) days from the date the Business Relationship ceases, but in no event later than the scheduled expiration date. In such a case, the Optionee's only rights hereunder shall be those which are properly exercised before the termination of this option.

     5.   Death; Disability; Dissolution. If the Optionee is a natural person
          ------------------------------
who dies while involved in a Business Relationship with the Company, this option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his death, by his estate, personal representative or beneficiary to whom this option has been assigned pursuant to Article 10, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If the Optionee is a natural person whose Business Relationship with the Company is terminated by reason of his disability (as defined in the Plan), this option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date the Business Relationship was terminated, at any time within 180 days after the date of such termination, but not later than the scheduled expiration date. At the expiration of such 180-day period or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination. If the Optionee is a corporation, partnership, trust or other entity that is dissolved, liquidated, becomes insolvent or enters into a merger or acquisition with respect to which such optionee is not the surviving entity at the time when such entity is involved in a Business Relationship with the Company, this Option shall immediately terminate as of the date of such event, and the only rights hereunder shall be those as to which this option was properly exercised before such dissolution or other event.

     6.   Partial Exercise.  Exercise of this option up to the extent above
          ----------------
stated may be made in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and a fractional share (or cash in lieu thereof) must be issued to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

     7.   Payment of Price. The option price is payable in United States dollars
          ----------------
and may be paid:

          (a) in cash or by check, or any combination of the foregoing, equal in amount to the option price; or (b) in the discretion of the Committee, in cash, but check, by delivery of shares of the Company's Common Stock having a fair market value (as determined by the Committee) equal as of the date of exercise to the option price, or by any combination of the foregoing, equal in amount to the option price; or (c) in the discretion of the Committee, in cash, by check, by delivery of shares of the Company's Common Stock having an aggregate fair market value (as determined by the Committee) equal as of the date of exercise to the option price, by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than l00% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or by any combination of the foregoing, equal in amount to the option price.

     If the Optionee delivers Common Stock held by the Optionee (the "Old Stock") to the Company in full or partial payment of the option price, and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, the Common Stock received by the Optionee on the exercise of this option shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for such Common Stock by delivery of Old Stock, in addition to any restrictions or limitations imposed by this agreement.

     8.   Agreement to Purchase for Investment.  By acceptance of this option,
          ------------------------------------
the Optionee agrees that a purchase of shares under this option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act, and the Optionee agrees to sign a certificate to such effect at the time of exercising this option and agrees that the certificate for the shares so purchased may be inscribed with a legend to ensure compliance with that Act.

     9.   Method of Exercising Option.  Subject to the terms and conditions of
          -------------------- ------
this Agreement, this option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised, pursuant to Article 5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.

     10.  Option Not Transferable. This option is not transferable or assignable
          -----------------------
except by will or by the laws of descent and distribution. During the Optionee's lifetime only the Optionee can exercise this option.

     11.  No Obligation to Exercise Option. The grant and acceptance of this
          --------------------------------
option imposes no obligation on the Optionee to exercise it.

     12.  No Obligation to Continue Business Relationship.  The Company and any
          -----------------------------------------------
Related Corporations are not by the Plan or this option obligated to continue to maintain a Business Relationship with the Optionee.

     13.  No Rights as Stockholder until Exercise.  The Optionee shall have no
          ---------------------------------------
rights as a stockholder with respect to shares subject to this Agreement until a stock certificate therefor has been issued to the Optionee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

     14.  Capital Changes and Business Successions. The Plan contains provisions
          ----------------------------------------
covering the treatment of options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In general, you should not assume that options necessarily would survive the acquisition of the Company. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Articles 3 through 5 hereof, both inclusive, employment by the Company includes employment by a Related Corporation as defined in the Plan.

     15. Withholding Taxes. The Optionee hereby agrees that the Company may
         -----------------
withhold from the Optionee's wages or other remuneration the appropriate amount of federal, state and local taxes attributable to the Optionee's exercise of any installment of this option. At the Company's discretion, the amount required to be withheld may be withheld in cash from such wages or other remuneration, or in kind from the Common Stock otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company does not withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy the Company's withholding obligation, the Optionee will reimburse the Company on demand, in cash, for the amount underwithheld.

     16.  Provision of Documentation to Optionee.  By signing this Agreement the
          --------------------------------------
Optionee acknowledges receipt of a copy of this Agreement and a copy of the Company's 1990 Stock Plan.

     17.  Governing Law.  This Agreement shall be governed by and interpreted in
          -------------
accordance with the internal laws of the State of Delaware.

     IN WITNESS WHEREOF the Company and the Optionee have caused this instrument to be executed, and the Optionee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.

_______________________________           _________________________, Inc.
Optionee


_______________________________           By:____________________________
First Name of Optionee



_______________________________           Title:_________________________
Street Address


_______________________________
City, State, Zip